Schedule 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant    |X|

Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|_|      Preliminary Proxy Statement        |_| Confidential, For Use of the
                                                Commission Only (as permitted
                                                by Rule 14a-6(e)(2))

|X|      Definitive Proxy Statement         |_| Definitive Additional Materials

|_|      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              FLANDERS CORPORATION
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
-------------------------------------------------------------------------------

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required.
|_| Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

    ---------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

    ---------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    ---------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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|_| _____Fee paid previously with preliminary materials:

    ---------------------------------------------------------------------------

|_| Check box if any part of the fee is offset as provided by Exchange  Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

    ---------------------------------------------------------------------------

(2) Form, Schedule or Registration Statement No.:

    ---------------------------------------------------------------------------

(3) Filing Party:

    ---------------------------------------------------------------------------

(4) Date Filed:

[Company Letterhead]


                                                                December 5, 2000



Dear Shareholders:

    You are cordially invited to attend the annual meeting of the shareholders of Flanders Corporation (the "Company") to be held at 2399 26th Avenue North, Saint Petersburg, Florida 33713 on December 18, 2000, at 10:00 a.m. local time. The purposes of the annual meeting are:

    1.  To elect four directors of the Company;

    2. To ratify the appointment of Grant Thornton LLP as the Company's independent auditors for fiscal year 2000; and

    3. To transact any other business that may properly be presented at the annual meeting.

    If you were a shareholder of record at the close of business on November 24, 2000, you may vote at the annual meeting. The foregoing items of business are more fully described in the proxy statement attached to this notice.

    Whether or not you expect to attend the annual meeting, and regardless of the number of shares you own, we urge you to read the attached proxy statement and to promptly date, sign and mail the enclosed proxy card in the envelope provided.

                                         Sincerely,



                                         Robert R. Amerson
                                         President and Chief Executive Officer

                              FLANDERS CORPORATION
             2399 26th Avenue North, Saint Petersburg, Florida 33713

                      ------------------------------------

                                    NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS

                          -----------------------------


    The annual meeting of the shareholders of Flanders Corporation will be held at 2399 26th Avenue North, Saint Petersburg, Florida 33713, on December 18, 2000, at 10:00 a.m. local time. At the annual meeting, you will be asked to:

    1.  Elect four directors of the Company;

    2.  Ratify  the   appointment   of  Grant  Thornton  LLP  as  the  Company's
        independent auditors for fiscal year 2000; and

    3. Transact any other business that may properly be presented at the annual meeting.

    If you were a shareholder of record at the close of business on November 24, 2000, you may vote at the annual meeting and at any postponements or adjournments thereof.

    You are cordially invited to attend the annual meeting. Your vote is important. If you plan to attend the annual meeting, please notify me so that I can prepare identification for you. Whether you plan to attend or not, please mark, sign, date and promptly return the enclosed proxy card. A return envelope, which requires no postage if mailed in the United States, has been provided for your use.

                                                     Debra E. Hill
                                                     Corporate Secretary

December 5, 2000

                              FLANDERS CORPORATION
                             2399 26th Avenue North
                         Saint Petersburg, Florida 33713

                         ------------------------------

                                 PROXY STATEMENT

                         ------------------------------



GENERAL

    Flanders Corporation, a North Carolina corporation (the "Company"), is soliciting this proxy on behalf of its Board of Directors for use at the 2000 annual meeting of shareholders to be held on Monday, December 18, 2000 at 10:00 a.m. local time, at 2399 26th Avenue North, Saint Petersburg, Florida, 33713, and at any adjournments thereof. This proxy statement, the proxy card, and the Company's 2000 Annual Report on Form 10-K will be mailed to shareholders beginning on or about December 5, 2000.

VOTING PROCEDURES

    Record holders of shares of the Company's common stock, par value $.001 per share, at the close of business on November 24, 2000 may vote at the meeting. Each shareholder has one vote for each share of common stock the shareholder owns. At the close of business on November 24, 2000, there were 26,652,629 shares of common stock outstanding and entitled to vote at the meeting.

    Votes cast by proxy or in person at the annual meeting will be tabulated by the inspectors of election appointed for the meeting who will also determine whether or not a quorum is present. The Company's bylaws provide that the holders of a majority of the issued and outstanding shares of the Company entitled to vote, represented in person or by proxy, constitute a quorum at any shareholders' meeting. Abstentions and broker non-votes are counted as present for establishing a quorum but as unvoted for determining the approval of any matter submitted to the shareholders for a vote. A broker non-vote occurs when a broker votes on some matters on the proxy card but not on others because he does not have the authority to do so.

    You may revoke your proxy by filing a written notice of revocation with the Company. You may also revoke your proxy by (1) filing a new proxy bearing a later date with the Company, or (2) by attending the meeting and voting in person.

    Your shares will be voted as you direct on your signed proxy card. If you do not specify on your proxy card how you want to vote your shares, we will vote signed returned proxies "for " the Board's nominees and "for" the ratification of the appointment of Grant Thornton LLP as the Company's independent certified public accountants for 2000. The Company does not know of any other business that may be presented at the annual meeting. If a proposal other than the two listed in the Notice is presented at the annual meeting, your signed proxy card gives authority to Robert R. Amerson and Steven K. Clark to vote your shares on such matters in their discretion.

PROPOSAL ONE -- ELECTION OF DIRECTORS

General

    The Board of Directors current consists of four directors and the Board has nominated four directors for election at the 2000 annual meeting. If you elect them, they will hold office until the next annual meeting and their successors are elected and qualified, or until they sooner retire, die or are removed. Cumulative voting is not permitted in the election of directors. Unless you specify otherwise, your returned signed proxy will be voted in favor of each of the nominees. If any of the nominees is unable to serve as a director, your proxy may be voted for another person nominated by the Board to fill that vacancy, or the Board may reduce the number of directors to be elected. The following information concerning each nominee is as of November 24, 2000.

Information Regarding Nominees for Directors

The nominees for directors of the Company are as follows:

Robert R. Amerson. Mr. Amerson, age 50, has been President and Chief Executive Officer of the Company since 1987. Mr. Amerson is also a director, a position he has held since 1988. Mr. Amerson has a Bachelor of Science degree in Business Administration from Atlantic Christian College.

Steven K. Clark. Mr. Clark, age 47, was named as Vice President and Chief Financial Officer of the Company as of December 15, 1995, and a director of the Company as of December 29, 1995. Mr. Clark acted as a consultant to the Company from November 15, 1995 through December 15, 1995. From July 1992 through October 1995, he was the Chief Financial Officer of Daw Technologies, Inc., a specialty cleanroom contractor and major customer of the Company. While Chief Financial Officer of Daw Technologies, Mr. Clark was late in filing a Form 3 amendment and certain Form 4s and Form 5s. He agreed to a cease and desist order with respect to these violations. No violations other than the timeliness of filing those reports were alleged by the Securities and Exchange Commission ("SEC"). Prior to this he was a senior partner of Miller & Clark, an accounting and management services firm. Mr. Clark spent four years with Price Waterhouse, and an additional four years with Arthur Andersen, both accounting firms. He is a Certified Public Accountant, has Bachelor of Arts degrees in Accounting and Political Science and a Master of Business Administration degree, all from the University of Utah.

Linwood Allen Hahn Mr. Hahn, age 52, is nominated to be an outside director of the Company. Mr. Hahn has been a director since November 1999. Mr. Hahn has practiced Real Property Law, Estates, Municipal Law and Corporate Law in Greenville, North Carolina for more than 26 years. Mr. Hahn graduated from the University of North Carolina at Chapel Hill with a BA degree in 1970, the University of Tennessee College of Law, JD degree in 1973. He is currently a member of the North Carolina State Bar Association and the North Carolina Trial Lawyers' Association as well as serving on the advisory boards of several private charitable organizations.

J. Russell Fleming Mr. Fleming, age 51, is nominated to be an outside director of the Company. Mr. Fleming has been a director since November 1999. Mr. Fleming is Owner/President of Cape Point Development Co., Inc., located in Greenville, North Carolina, specializing in land development and commercial/multi-family construction. Mr. Fleming is also Owner/President of New East Management & Realty, Inc., also located in Greenville, North Carolina, which manages residential and commercial rental properties. Mr. Fleming attended East Carolina University prior to obtaining his General Contractor and Real Estate Broker licenses.

Vote Required

    A plurality of the shares represented at the meeting after a quorum is established is required to elect a director.

               THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
            SHAREHOLDERS VOTE FOR EACH OF THE NOMINEES FOR DIRECTOR.

PROPOSAL TWO -- RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

    On November 23, 1999, the Board of Directors approved the (i) engagement of Grant Thornton LLP as the independent auditors for Flanders Corporation and (ii) dismissal of McGladrey & Pullen LLP as such independent auditors. On December 22, 1999, the shareholders of the Company ratified this selection. On November 24, 2000, the Board of Directors reaffirmed the engagement of Grant Thornton LLP as the independent auditors for Flanders Corporation for the fiscal year ended December 31, 2000. The shareholders are being asked to ratify this selection.

    During the two fiscal years ended December 31, 1998 and the subsequent interim period through November 23, 1999, (i) there were no disagreements with McGladrey & Pullen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to its satisfaction would have caused it to make reference in connection with its report to the subject matter of the disagreement, and (ii) McGladrey & Pullen LLP did not advise the registrant regarding any "reportable events" as defined in Item 304 (a)(1)(v) of Regulation S-K. During the past two years, Grant Thornton LLP has not advised the registrant regarding any "reportable event" as defined in Item 304 (a)(1)(v) of Regulation S-K.

    The accountants' report of McGladrey & Pullen LLP on the consolidated financial statements of Flanders Corporation and subsidiaries as of and for the years ended December 31, 1998, 1997 and 1996 did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

    Neither Grant Thornton LLP nor its members has any financial interest, direct or indirect in the company nor does Grant Thornton LLP or any of its members ever been connected with the Company as a promoter, underwriter, trustee, director, officer or employee. Representatives of Grant Thornton LLP are not expected to attended the meeting.

    Ratification of the appointment of Grant Thornton LLP is not required under the Company's bylaws or otherwise, but the Board of Directors decided to seek such ratification as a matter of good corporate practice. If such ratification is not approved by the shareholders, the Board may reconsider its selection of the firm of independent auditors for the Company.

Vote Required

    A plurality of the shares represented at the meeting after a quorum is established is required to ratify the engagement of independent auditors.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE
                         COMPANY'S INDEPENDENT AUDITORS.


EXECUTIVE OFFICERS

    Set forth below is information regarding the current executive officers of the Company (in addition to Messrs. Amerson and Clark) who are not also directors of the Company.

Linda Palmatier. Ms. Palmatier, age 47, has been Vice President of Retail Sales for the Company since October 2000. She is responsible for all marketing and sales efforts directed toward national retail accounts. Prior to that time, Ms. Palmatier was the Company's Director of Procurement, since December 1998. From December 1996 through December 1998, she worked as a designer/sales representative for Com-Net Software Specialist and Signature Electronics. From August 1995 through December 1996, she worked as Director of Merchandising for
J. Bill Circuit, Inc., a contract manufacturer of electronics. She has also worked as director of merchandising for audio products for Circuit City, and has fifteen years of experience with Bell Labs and AT&T Microelectronics in quality control engineering, manufacturing operations management and purchasing. Ms. Palmatier holds a Bachelor of

Science degree in business statistics from Virginia Commonwealth University and a Master of Science degree in humanities from the University of Richmond.

Skiter Kowalski. Mr. Kowalski, age 48, has been Vice President of National Accounts for the Company since October 2000. Prior to that time, Mr. Kowalski was the Company's Manager of Paint Products, since July 1999. Mr. Kowalski has been active in the filtration industry for fifteen years, and is a recognized expert in dealing with all aspects of the paint industry's air filter requirements. He is a member of ASHRAE, a NAFA-Certified Air Filter Specialist and was on the NAFA Certification Committee which drafted the NAFA Guide to Air Filtration.

Knox Oakley. Mr. Oakley, age 42, has been Vice President of Fore-Market Sales since October 2000 and Vice President of Sales for Flanders Filters, Inc., a subsidiary of the Company, since June 1994. Mr. Oakley oversees all marketing and sales to customers engaged in new construction or substantial renovation of high technology and other facilities. Mr. Oakley has worked in the air filter manufacturing industry since he was 16, and has held a variety of positions, including Director of North American Sales for American Air Filter (now AAF International), a competitor of the Company. Mr. Oakley received his Bachelor of Science degree in biology from the Citadel.

John Houmis. Mr. Houmis, age 53, has been Vice President Engineering since December 1998. He has direct responsibility for manufacturing engineering, quality control and production control systems. From May 1998 to December 1998, he was Director of Special Project - Plants for Precisionaire, a wholly owned subsidiary. From 1993 to October 1997, Mr. Houmis was the general manager of Precisionaire's main manufacturing facility in Florida. Mr. Houmis has Bachelor of Science and Master of Science degrees in engineering from the University of South Florida.

Leonard J. Fetcho. Mr. Fetcho, age 60, has been Vice President of Operations since December 1999. He is also President of Eco-Air Products, Inc., which was acquired by the Company in June 1998. Mr. Fetcho has held the position of President of Eco-Air Products, Inc., since 1993. Mr. Fetcho has extensive experience in the air filtration industry, including being manager of national accounts for Farr Corporation, and director of sales and marketing for Cambridge Filter Corporation, both competitors. Mr. Fetcho has a Bachelor of Science degree in accounting from Morrisville College.

John L. Cherry. Mr. Cherry, age 57, has been Vice President of Engineered Products since December 1999. At that time, he was appointed General Manager of Flanders Filters, Inc., and Flanders/CSC, both wholly owned subsidiaries. Mr. Cherry served as President of Flanders/CSC from March 1997 through December 1999 and as Vice President/General Manager before that, beginning in 1980. Mr. Cherry has an Associates Degree in design technology from Thomas Nelson Community College.


BENEFICIAL OWNERSHIP OF SECURITIES

    The following table sets forth certain information regarding the beneficial ownership of the Company's common stock, as of November 24, 2000, with respect to (i) each person known by the Company to own beneficially more than 5% of the common stock, (ii) each of the Company's directors, (iii) each of the executive officers, and (iv) all directors and executive officers of the Company as a group. Beneficial ownership of shares, as determined in accordance with applicable SEC rules, includes shares as to which a person has sole or shared voting power or sole or shared investment power.


                                           Shares of Common         Percentage of
            Name and Address of           Stock Beneficially    Outstanding Shares of
              Beneficial Owner                   Owned             Common Stock (1)
--------------------------------------  ---------------------  -----------------------
Robert R. Amerson (2)                          7,914,370                 27.62%
  531 Flanders Filters Road
  Washington, NC  27889


                                       6

                                           Shares of Common         Percentage of
            Name and Address of           Stock Beneficially    Outstanding Shares of
              Beneficial Owner                   Owned             Common Stock (1)
--------------------------------------  ---------------------  -----------------------
Steven K. Clark (2)                            5,170,183                 18.04%
  2399 26th Avenue North
  Saint Petersburg, Florida 33713

John Cherry (3)                                   68,000                      *

Linwood Allen Hahn (4)                            52,500                      *

Leonard J. Fetcho (5)                             40,000                      *

J. Russell Fleming(4)                             70,000                      *

Dimensional Fund Advisors Inc.                 1,980,500                  7.43%
  1299 Ocean Avenue, 11th Floor
  Santa Monica, CA  90401

Becker Capital Management, Inc.                2,194,700                  8.23%
  1211 SW 5th Avenue, Suite 2185
  Portland, OR  97204

John Houmis

Officers and Directors as a
  Group (6 persons) (2),(3),(4),(5),(6)       13,414,580                 43.45%

---------------------------------------
* Represents less than 1% of the total issued and outstanding shares of common stock.

(1) Applicable percentage of ownership is based on 26,652,629 shares of common stock outstanding as of November 24, 2000, together with all applicable options for unissued securities for such shareholders exercisable within 60 days. Shares of common stock subject to options exercisable within 60 days are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage of any other person.

(2) Includes 1,000,000 shares which are subject to an option to purchase such shares from the Company at $2.50 per share; and 1,000,000 shares which are subject to an option to purchase such shares from the Company at $7.50 per share.

(3) Includes 10,000 shares which are subject to an option to purchase such shares from the Company at $6.94 per share, 10,000 shares which are subject to an option to purchase such shares from the Company at $7.125 per share, and 20,000 shares which are subject to an option to purchase such shares from the Company at $4.75 per share.

(4) Includes 50,000 shares which are subject to an option to purchase such shares from the Company at $2.50 per share.

(5) Includes 40,000 shares which are subject to an option to purchase such shares from the Company at $5.375 per share.

(6) Includes 16,800 shares which are subject to an option to purchase such shares from the Company at $2.50 per share, 10,000 shares which are subject to an option to purchase such shares from the Company at $7.50 per share, 10,000 shares which are subject to an option to purchase such shares from the Company at $7.125 per share, and 5,000 shares which are subject to an option to purchase such shares from the Company at $3.938 per share.

OTHER INFORMATION REGARDING THE BOARD OF DIRECTORS

Board Meetings and Committees

    During 1999, the Board of Directors met two (2) times and also approved various resolutions by written actions in lieu of meetings. All directors were in attendance at each of these meetings. The Board of Directors has an Audit Committee and a Compensation Committee. The Audit Committee reviews the results and scope of the audit and other services provided by the Company's independent auditors, reviews and evaluates the Company's internal audit and control functions, and monitors transactions between the Company and its employees, officers and directors. The Compensation Committee administers the Company's equity incentive plans and designates compensation levels for officers and directors of the Company, including employment contracts. The Audit Committee met two (2) times during 1999. The Compensation Committee met two (2) times during 1999.

    Currently, the Audit Committee consists of Messrs. Fleming, Allen and Clark. The Compensation Committee consists of Messrs. Fleming, Allen and Amerson.

Director Compensation

    Directors who are Company employees receive no additional or special remuneration for serving as directors. Each non-employee directors is each paid $500 plus out-of-pocket expenses for each meeting of the Board of Directors he attends and, upon meeting certain qualifications, receives an option to purchase 5,000 shares of the Company's common stock at or above the market price of the common stock on the date of the grant on the first day of every year he remains a director. During 1999, each non-employee director received an option to purchase 50,000 shares of the Company's common stock at an exercise price of $2.50 per share.

EXECUTIVE COMPENSATION

Summary Compensation Table

    The following table sets forth the aggregate cash compensation paid by the Company for services rendered during the last three years to the Company's Chief Executive Officer and to each of the Company's other executive officers whose annual salary, bonus and other compensation exceeded $100,000 in 1999.

                                                    Annual Compensation                  Long-Term Compensation
                                            -------------------------------------  -----------------------------------
                                                                                            Awards            Payouts
                                                                                   -------------------------  --------
                                                                                                Securities
                                                                        Other      Restricted   Underlying
                                                                       Annual        Stock       Options/      LTIP
                                                                       Compen-      Award(s)       SARs       Payouts
Name and Principal Position         Year    Salary ($)   Bonus ($)   sation ($)       ($)           (#)         ($)
------------------------------------------  -----------  ----------  ------------  -----------  ------------  --------
Robert R. Amerson(1)(2)             1999       254,808         -            -            -       1,000,000(2)       -
   President and CEO                1998       250,000         -            -            -                          -
                                    1997       250,000         -           5,500         -              -           -

Steven K. Clark(1)(2)               1999       250,000         -            -            -      1,000,000(2)        -
   Vice President Finance/CFO       1998       250,000         -            -            -              -           -
                                    1997       250,000         -            -            -              -           -

Leonard J. Fetcho(3)                1999       164,827         -         11,787          -              -           -
   Vice President Operations        1998       206,008    2,000,000         -            -         40,000           -
                                    1997       265,927         -            -            -              -           -

                                                    Annual Compensation                  Long-Term Compensation
                                            -------------------------------------  -----------------------------------
                                                                                            Awards            Payouts
                                                                                   -------------------------  --------
                                                                                                Securities
                                                                        Other      Restricted   Underlying
                                                                       Annual        Stock       Options/      LTIP
                                                                       Compen-      Award(s)       SARs       Payouts
Name and Principal Position         Year    Salary ($)   Bonus ($)   sation ($)       ($)           (#)         ($)
------------------------------------------  -----------  ----------  ------------  -----------  ------------  --------
John L. Cherry                      1999       150,408         -         12,452          -         10,000           -
   Vice President Engineered        1998       149,600         -         10,771          -         10,000           -
     Products                       1997       145,006         -         12,089          -         10,000           -

John Houmis(4)                      1999       106,164         -            -            -              -           -
   Vice President Engineering       1998        59,828.        -            -            -              -           -
                                    1997        68,009         -            -            -              -           -

1 Mr. Amerson's and Mr. Clark each have an annual salary of $250,000, plus a possible bonus each year, under their respective Employment Agreements, as amended. See "Employment Agreements."

2 Messrs. Amerson and Clark each had options to purchase 1,000,000 shares at $2.50 per share whose expiration date was extended, on December 22, 1999, from February 22, 2001 to February 22, 2006. This extension resulted in the establishment of a new measurement date for the value of the options for financial statement reporting purposes. On the date of grant, the closing market price for the Company's stock was equal to or above the options' strike price.

3 Mr. Fetcho joined the Company as of June 30, 1998, when the Company acquired Eco-Air. Mr. Fetcho's total compensation for 1998 since the date of acquisition was $93,149. Information for 1998 includes amounts paid during such year to Mr. Fetcho by Eco-Air ($112,859) and by the Company ($93,149). Mr. Fetcho's current annual salary is $165,000, plus a possible bonus each year, under his Employment Agreement. See "Employment Agreements". Prior to acquisition, Eco-Air paid Mr. Fetcho $112,859 in salary during 1998 and a $2,000,000 bonus for his role in negotiating the sale of Eco-Air. During 1997, Eco-Air paid Mr. Fetcho $265,927.

4 Mr. Houmis' compensation for 1997 reflects six months of salary. Mr. Houmis' compensation for 1998 reflects seven months' of salary.


Options/SARs Granted in Last Fiscal Year

The following table sets forth information regarding all individual grants of options made during 1999 to the named executive officers.

                                                 Individual Grants
--------------------------------------------------------------------------------------------------------------------
                                                                                           Potential Realizable
                                                                                                 Value at
                        Number of         % of Total                                          Assumed Annual
                        Securities       Options/SARs                                         Rates of Stock
                        Underlying        Granted to      Exercise or                       Price Appreciation
                       Options/SARs      Employees in     Base Price     Expiration          for Option Term
                                                                                       -----------------------------
        Name           Granted (#)       Fiscal Year        ($/Sh)          Date          5% ($)(1)      10% ($)(1)
       -------        ---------------   ---------------  --------------  ------------  --------------  -------------
Robert R. Amerson       1,000,000(2)           46.3%         $ 2.50       2/22/2006     $  918,382      $2,174,135
Steven K. Clark         1,000,000(2)           46.3%           2.50       2/22/2006        918,382       2,174,135
Leonard J. Fetcho             -                 -              -              -              -              -
John L. Cherry             10,000               0.5%           4.75       7/23/2004          -               6,113
John Houmis                   -                 -              -              -              -              -

1 The potential realizable value portion of the foregoing table illustrates value that might be realized upon exercise of the options immediately prior to the expiration of their term, assuming the specified compounded rates of appreciation on the common stock over the term of the options. These numbers do not take into account plan provisions providing for termination of the option following termination of employment or non-transferability.

2 Messrs. Amerson and Clark each had options to purchase 1,000,000 shares at $2.50 whose expiration date was extended from February 22, 2001 to February 22, 2006 effective December 22, 1999.


Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values

The following table sets forth the aggregate number and value of stock options and SAR's exercised during 1999 by the Company's Chief Executive Officer and by each of the Company's other executive officers whose annual salary, bonus and other compensation exceed $100,000.

                                                             Number of Securities
                             Shares                         Underlying Unexercised            Value of Unexercised
                            Acquired                        Options/SARs at Fiscal           In-the-Money Options/
                               On           Value                Year-End (#)               SARs at Fiscal Year-End
          Name            Exercise (#)   Realized ($)     Exercisable/Unexercisable        Exercisable/Unexercisable
---------------------------------------  -------------  -------------------------------  -------------------------------
Robert  R. Amerson                -       $      -              3,150,000 / -               $    1,725,000 / -
Steven K. Clark                   -              -              3,150,000 / -                    1,725,000 / -
Leonard J. Fetcho                 -              -                 40,000 / -                            - / -
John L. Cherry                    -              -                 40,000 / -                            - / -
John Houmis                       -              -                      - / -                            - / -

Employment Agreements

    The Company has entered into employment agreements with Messrs. Amerson and Clark effective as of December 15, 1995. These employment agreements, as amended, provide for an annual base salary of $250,000 for both Mr. Amerson and Mr. Clark and terminate in 2010. These employment agreements also provide that the executive shall be entitled to the following termination payments: (i) 100% of his current base salary if the employment is terminated as a result of his death or disability; (ii) up to 200% of his current base salary if the employment is terminated by the Company for any reason other than death, disability or for cause, or (iii) up to 250% of the executive's gross income during the year preceding his termination if the agreement is terminated by the executive for good reason or by the Company for any reason other than death, disability or cause and the termination occurs within two years after a change of control of the Company has occurred.

    The Company has entered into an employment agreement with Mr. Cherry effective as of March 1996. His agreement, as amended, provides for an annual base salary of $145,000, and terminates in December 2002. His employment agreement also provides that the executive shall be entitled to the following termination payments: (i) 100% of his current base salary if the employment is terminated as a result of his death or disability; (ii) up to 200% of his current base salary if the employment is terminated by the Company for any reason other than death, disability or for cause, or is terminated by the employee for good reason.

Long-Term Incentive Plan

    In 1996, the Company adopted the Long-Term Incentive Plan ("LTI Plan") to assist the Company in securing and retaining key employees and consultants. The LTI Plan authorizes grants of incentive stock options, nonqualified stock options, stock appreciation rights ("SARs"), performance shares, restricted stock awards, dividend equivalents or other stock-based awards to individuals who are officers, key employees or outside consultants of the Company. There are 1,986,800 shares of common stock reserved for award under the LTI Plan.

    The Plan is administered by the Compensation Committee. The Compensation Committee determines the total number and type of award granted in any year, the number and selection of employees or consultants to receive awards, the number and type of awards granted to each grantee and the other terms and provisions of the awards, subject to the limitations set forth in the LTI Plan.

    Stock Option Grants. The Compensation Committee has the authority to select individuals who are to receive options under the LTI Plan and to specify the terms and conditions of each option so granted (incentive or nonqualified), the exercise price (which must be at least equal to the fair market value of the common stock on the date of grant with respect to incentive stock options), the vesting provisions and the option term. Unless otherwise provided by the Compensation Committee, any option granted under the LTI Plan expires the earlier of (1) ten years from the date of grant; (2) two months after the optionee's termination of service with the Company for any reason other than death; or (3) 15 months after the optionee's death. As of November 24, 2000, there were 738,200 options outstanding under the LTI Plan.

    Stock Appreciation Rights. The Compensation Committee may grant SARs separately or in tandem with a stock option award. A SAR is an incentive award that permits the holder to receive (per share covered thereby) an amount equal to the amount by which the fair market value of a share of common stock on the date of exercise exceeds the fair market value of such share on the date the SAR was granted. Under the LTI Plan, the Company may pay such amount in cash, in common stock or a combination of both. Unless otherwise provided by the Compensation Committee at the time of grant, the provisions of the LTI Plan relating to the termination of employment of a holder of a stock option will apply equally, to the extent applicable, to the holder of a SAR. A SAR granted in tandem with a related option will generally have the same terms and provisions as the related option with respect to exercisability. A SAR granted separately will have such terms as the Compensation Committee may determine, subject to the provisions of the LTI Plan. As of November 24, 2000, no SARs were outstanding under the LTI Plan.

    Performance Shares. The Compensation Committee is authorized under the LTI Plan to grant performance shares to selected employees. Performance shares are rights granted to employees to receive cash, stock, or other property, the payment of which is contingent upon achieving certain performance goals established by the Compensation Committee. As of November 24, 2000, no performance shares were outstanding under the LTI Plan.

    Restricted Stock Awards. The Compensation Committee is authorized under the LTI Plan to issue shares of restricted common stock to eligible participants on such terms and conditions and subject to such restrictions, if any, as the Compensation Committee may determine. As of November 24, 2000, no restricted stock awards were outstanding under the LTI Plan.

    Dividend Equivalents. The Compensation Committee may also grant dividend equivalent rights to participants subject to such terms and conditions as may be selected by the Compensation Committee. Dividend equivalent rights entitle the holder to receive payments equal to dividends with respect to all or a portion of the number of shares of stock subject to an option award or SARs, as determined by the Committee. As of November 24, 2000, no dividend equivalents were outstanding under the LTI Plan.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

General

The Compensation Committee of the Board of Directors is composed of two independent directors, Messrs. Fleming and Hahn, who have no "interlocking relationships" (as defined by the SEC) and the Chief Executive Officer, Mr. Amerson, who recuses himself from votes and discussions on his own compensation.

We are engaged in highly competitive businesses and compete nationally for personnel at the executive and technical staff level. Outstanding candidates are aggressively recruited, often at premium salaries. Highly qualified employees are essential to our success. We are committed to providing competitive compensation that helps attract, retain, and motivate the highly skilled people we require. We strongly believe that a considerable portion of the compensation for the Chief Executive Officer and other top executives must be tied to the achievement of business objectives, completing acquisitions, and to business unit and overall financial performance, both current and long-term.

Executive Compensation

Our executive compensation program is administered by the Compensation Committee. The role of the Compensation Committee is to review and approve salaries and other compensation of the executive officers of the Company, to administer the executive officer bonus plan and stock option plans, and to review and approve stock option grants to all employees including the executive officers of the Company.

General Compensation Philosophy

Our compensation philosophy is that total cash compensation should vary with the performance of the Company and any long-term incentive should be closely aligned with the interest of the stockholders. Total cash compensation for the executive officers consists of the following components:

        o   Base salary

        o An executive officer bonus that is related to growth in sales and operating earnings of the Company.

Long-term incentives are realized through the granting of stock options to executives and key employees through the LTI Plan. We have also granted certain non-qualified options to our executive officers. We have no other long-term incentive plans for our officers and employees.

Base Salary and Executive Officer Bonus Target

Current base salaries for the executive officers were determined by arms' length negotiations with the Board of Directors. Messrs. Clark, Amerson, Fetcho and Cherry have employment contracts with the Company which set base salaries and allow for bonus targets and levels to be set at the sole discretion of this committee. During 1998 and 1999, none of the executive officers reached their bonus targets, and hence no bonuses were awarded to executive officers in 1999, nor will bonuses be awarded in 2000 for performance in 1999.

Chief Executive Officer Compensation

The current base salary for the Chief Executive Officer of $250,000 is set according to his employment contract, which also includes provision for annual bonuses at the sole discretion of this committee. No bonuses were awarded to the Chief Executive Officer in 1999, and none were accrued based upon 1999 performance.

Stock Options

Stock options are granted to aid in the retention of executive and key employees and to align the interests of executive and key employees with those of the stockholders. The level of stock options granted (i.e., the number of shares subject to each stock option grant) is based on the employee's ability to impact future corporate results. An employee's ability to impact future corporate results depends on the level and amount of job responsibility of the individual. Therefore, the level of stock options granted is proportional to the Compensation Committee's evaluation of each employee's job responsibility. For example, Robert R. Amerson, as the Chief Executive Officer, has the highest level of responsibility and would typically be awarded the highest level of stock options. Stock options are granted at a price not less than the fair market value on the date granted.

                             Respectfully submitted,

                             COMPENSATION COMMITTEE:

                             Linwood Allen Hahn             J. Russell Fleming
                             Robert R. Amerson


Comparative Stock Performance Graph

The following graph1 shows a comparison of cumulative total returns for the Company, the NASDAQ Stock Market -- U.S. Index and the NASDAQ NM Industrial Index during the period commencing February 26, 1996 and ending September 30, 2000. The comparison assumes $100 was invested on February 26, 1996 in the Company's common stock with the reinvestment of all dividends, if any. Total shareholder returns for prior periods are not an indication of future returns.

[GRAPH OMITTED]

                                2/96    12/96    12/97    12/98    12/99    9/00
Flanders Corporation             100     380      370      163      100      91
Nasdaq Stock Market (U.S.)       100     117      142      198      368     332
Nasdaq NM Industrial             100     110      123      131      225     206


REPORT OF THE AUDIT COMMITTEE

General

The Audit Committee of the Board of Directors is composed of two independent directors who have no "interlocking relationships" as defined by the Commission, Messrs. Fleming and Hahn, and the Chief Financial Officer, Messr. Clark.

The Audit Committee reviews the results and scope of the audit and other services provided by the Company's independent auditors, reviews and evaluates the Company's internal audit and control functions, and monitors transactions between the Company and its employees, officers and directors.

Audit Committee Charter

During 2000, the Audit Committee recommended the approval of a formal Charter, a copy of which is attached to this Proxy as Appendix A, which expanded the Audit Committee's primary duties and responsibilities to include:

    o Serve as an independent and objective party to monitor the Company's financial reporting processes and internal control systems.

    o Review and appraise the audit efforts of the Company's independent accountants and internal finance department.

    o   Provide  an  open  avenue  of  communication   between  the  independent
        accountants, financial and senior management, the internal finance department, and the Board of Directors.

    o Review quarterly and annual financial statements submitted to the Securities and Exchange Commission, or the public, including any certification, opinion or review rendered by the Company's independent accountants.

It is not the responsibility of the Audit Committee to render an opinion regarding the Company's financial statements, but to monitor the Company's internal controls and reporting processes, as well as the Company's relationship with its internal auditors.


Review of Annual Results

The Audit Committee reviewed and discussed the Company's financial statements for the year ended December 31, 1999, with the Company's management. The Audit Committee also discussed the statements with the Company's independent auditors, both with members of management present and independently. In particular, the Audit Committee discussed with the independent auditors the matters required by SAS 61.

The Audit Committee received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, and has discussed with the independent accountant the independent accountant's indepence.

Based on its review and the discussions noted above, the Audit Committee recommended to the Board of Directors that the Company's Consolidated Financial Statements for the years ended December 31, 1999, 1998 and 1997 be included in the Company's Annual Report on Form 10-K for 1999.


                                 Respectfully submitted,


                                 Linwood Allen Hahn          J. Russell Fleming
                                 Steven K. Clark

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    At November 24, 2000, Steven K. Clark owed the Company $2,883,736 (including accrued interest) which he previously borrowed to settle claims, to make certain payments under an indemnity agreement he entered into with the Company and to purchase certain shares from Thomas T. Allan, a former officer and director. To evidence the amount owed, effective February 11, 1997, Mr. Clark issued a note to the Company in the amount of $109,013 with interest at the variable rate of LIBOR plus 1.25% per annum, payable in full on February 10, 1999. On April 25, 1997, Mr. Clark issued a note to the Company in the amount of $250,000 at the above interest rate, payable in full on April 24, 1999. On September 5, 1997, Mr. Clark assumed a note between Thomas T. Allan for a principal amount of $409,750, at the above interest rate, payable in full on September 4, 1999. On April 15, 1998, Mr. Clark issued a note to the Company in the amount of $1,580,609 with interest at the rate of 7% per annum, payable in full on December 31, 2003. On April 24, 1999, the Board of Directors agreed to consolidate and refinance Mr. Clark's debts to the Company, whereby Mr. Clark issued a note to the Company in the amount of $2,569,871 with interest accruing at the rate of LIBOR plus 1%, payable in full on December 31, 2010 or upon demand by the Company, and canceled all of the other above-described notes.

    At November 24, 2000, Robert R. Amerson owed the Company $2,034,881 (including accrued interest) which he previously borrowed to settle claims, to make certain payments under an indemnity agreement he entered into with the Company and to purchase certain shares from Thomas T. Allan, a former officer and director of the Company. To evidence the amount owed, effective February 11, 1997, Mr. Amerson issued a note to the Company in the amount of $109,013 with interest at the rate of LIBOR plus 1.25% per annum, payable in full on February 10, 1999. On April 25, 1997, Mr. Amerson issued a note to the Company in the amount of $250,000 at the above-described interest rate, payable in full on April 24, 1999. On September 25, 1997, Mr. Amerson assumed a note between Thomas
T. Allan for a principal amount of $409,750, at the above interest rate, payable in full on September 4, 1999. On April 15, 1998, Mr. Amerson issued a note to the Company in the amount of $440,194 with interest at the rate of 7% per annum, payable in full on December 31, 2003. On April 24, 1999, the Board of Directors agreed to consolidate and refinance Mr. Amerson's debt to the Company, whereby Mr. Amerson issued a note to the Company in the amount of $1,555,802 with interest accruing at the rate of LIBOR plus 1%, payable in full on December 31, 2010 or upon demand by the Company, and canceled all of the other above-described notes.

COMPLIANCE WITH SECTION 16(A) OF THE 1934 ACT

    Section 16(a) of the 1934 Act requires the Company's directors, executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors, and greater than ten-percent beneficial owners are required by SEC regulation to furnish the Company with copies of all
Section 16(a) reports they file.

    Based solely upon review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that there was compliance for the fiscal year ended December 31, 1999 with all Section 16(a) filing requirements applicable to the Company's officers, directors, and greater than ten-percent beneficial owners.

SHAREHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

    If you wish to submit proposals to be included in the Company's 2001 proxy statement, we must receive them on or before Tuesday, July 17, 2001. Please address your proposals to Corporate Secretary, Flanders Corporation, 531 Flanders Filters Road, Washington, North Carolina 27789.

    Under the Company's bylaws, if you wish to raise a matter before the shareholders at the 2001 annual meeting:

    o You must notify the Secretary in writing by not later than September 19, 2001 but not prior to August 20, 2001.

    o Your notice must contain the specific information required by the Company's bylaws.

Please note that these requirements relate only to matters you wish to bring before your fellow shareholders at the annual meeting. They are separate from the SEC's requirements to have your proposal included in the proxy statement.

METHOD OF PROXY SOLICITATION

    The Company is soliciting this proxy on behalf of its Board of Directors. The Company will pay the costs of soliciting the proxies. These costs will include the expenses of preparing and mailing the proxy materials for the annual meeting and reimbursement paid to brokerage firms and others for their expenses incurred in forwarding the proxy materials. Directors, officers and regularly engaged employees of the Company may also solicit proxies without additional compensation therefor.

    A list of shareholders entitled to vote will be available for examination at the meeting by any shareholder for any purpose germane to the meeting. The list will also be available on the same basis for ten days prior to the meeting at our corporate headquarters, 2399 26th Avenue North, Saint Petersburg, Florida 33713.

ANNUAL REPORTS ON FORM 10-K

    The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 has been enclosed with this proxy statement. The Form 10-K includes a list of exhibits on page 35. The Company will furnish copies of any of the exhibits to its 1999 Annual Report on Form 10-K upon the request of any shareholder, upon the payment of $25 to the Company in reimbursement for the Company's reasonable expenses of furnishing the exhibit. Requests should be directed to Debra Hill at (252) 946-8081.

                                                     Debra E. Hill
                                                     Corporate Secretary

Washington, North Carolina
December 5, 2000

                                   Appendix A

            Charter of the Audit Committee of the Board of Directors

                                     CHARTER

                                     of the

                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                       for

                              Flanders Corporation

I.  PURPOSE

    The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Company to any government body or the public; the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

        o Serve as an independent and objective party to monitor the Company's financial reporting processes and internal control systems.

        o Review and appraise the audit efforts of the Company's independent accountants and internal finance department.

        o Provide an open avenue of communication among the independent accountants, financial and senior management, the internal finance department, and the Board of Directors.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II. COMPOSITION

    The Audit Committee shall be comprised of three or more directors as determined by the Board; at least two of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. Relationships or events which would automatically exclude an independent director from being considered as an Audit Committee member include the following:

        o Being employed by the corporation or any of its affiliates for the current year or any of the past three years;

        o Accepting any compensation from the Company or its affiliates in excess of $60,000 during the previous fiscal year (except for Board service or non-discretionary compensation);

        o An immediate family member of any member of the Board or any Officer of the Company or its affiliates, or any individual who has been a member of the Board or an Officer of the Company or its affiliates in the past three years;

        o Been a partner, controlling shareholder or executive officer of any business to which the Company made, or from which it received, payments (other than those which arise solely from investments in the Company's securities) that exceed $200,000 in any of the past three years; or

        o Been employed as an executive of another entity where any of the Company's executives serve on that entity's Board of Directors.

    All members of the Committee shall have or will obtain a working familiarity with basic finance and accounting practices. At least one member of the Committee shall have past employment experience in finance or accounting, with requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities.

    The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III. MEETINGS

    The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, the Chief Financial Officer, and the independent accountants in separate executive sessions to discuss any matters that the Committee or any of these groups believe should be discussed privately. In addition, the Committee should meet with the independent accountants and management quarterly to review the Company's financial statements and reports to the Securities and Exchange Commission consistent with
Section IV below.

IV. RESPONSIBILITIES AND DUTIES

    To fulfill its responsibilities and duties, the Committee shall:

Document Review

    1. Review and update this Charter periodically, at least annually, as conditions dictates.

    2. Review the Company's annual and quarterly financial statements and any reports or other financial information submitted to the Securities and Exchange Commission, or the public, including any certification, report, opinion or review rendered by the independent accountant.

    3. Review the regular internal reports to management prepared by the finance department and management's response to same.

    4. Review with financial management and the independent accountant the Form 10-Q and the Form 10-K prior to its filing and prior to the release of earnings.

Independent Accountants

    5. Recommend to the Board the selection of the independent accountant, considering independence and effectiveness.

    6. Approve the fees and other compensation to be paid to the independent accountant. On an annual basis, the Committee should review and discuss with the independent accountant all significant relationships the accountant has with the Company to determine the accountant's independence.

    7. Consider, in consultation with the independent auditor and the Chief Financial Officer, the audit scope and plan of the independent auditor, and approve any significant changes in the independent auditor's audit plans.

    8. Review the performance of the independent accountant, and approve any proposed discharge of the independent accountant when circumstances warrant.

    9. Periodically consult with the independent accountant out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.

    10. Review with the independent auditor and the Chief Financial Officer the coordination of audit efforts to assure completeness of coverage,
        reduction  of  redundant  efforts,   and  the  effective  use  of  audit
        resources.

    11. Review with management, the Chief Financial Officer and the independent auditor any significant findings during the year, including the status of previous audit recommendations.

    12. Instruct the independent auditor that the Board of Directors, as the stockholders' representative, is the auditor's client.

Financial Reporting Processes

    13. In consultation with the independent accountants and the Company's finance department, review the integrity of the Company's financial reporting processes, both internal and external.

    14. Consider the independent accountant's judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

    15. Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the independent accountant, management or the Company's finance department.

    16. Inquire of management, the independent auditor, and the Chief Financial Officer about significant risks or exposures to the Board or the Company from the preparation of the financial statements and other reports and assess the steps management has taken to minimize such risks, giving special attention to estimates and contingencies.

    17. Inquire as to the independent auditor's views about whether management's choices of accounting principles are conservative, moderate or aggressive from the perspective of income, asset and liability recognition, and whether those principles are common practices or are minority practices.

    18. Determine, as regards to new transactions or events, the auditor's reasoning for the appropriateness of the accounting principles and disclosure practices adopted by management.

    19. Inquire as to the auditor's views about how the Company's choices of accounting principles and disclosure practices may affect shareholders and public views and attitudes about the Company.

Process Improvement

    20. Establish regular and separate systems of reporting to the Committee by each of management, the independent accountant and the Company's finance department regarding any significant judgments made in management's preparation of the financial statements and the review of each as to appropriateness of such judgments.

    21. Following completion of the annual audit, review separately with each of management, the independent accountant and the Company's finance department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

    22. Review any significant disagreement among management and the independent accountant or the Company's finance department in connection with the preparation of the financial statements.

    23. Review with the independent accountant, the Company's finance department and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented. This review should be conducted periodically as appropriate subsequent to the implementation of changes or improvements, as decided by the Committee.

Ethical and Legal Compliance

    24. Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

    25. Review management's monitoring of the Company's compliance with its Ethical Code, and ensure that management has the proper review system in place to ensure that the Company's financial statements, reports and other financial information disseminated to the Securities and Exchange Commission and the public satisfy legal requirements.

    26. Review activities, organization structure, and qualifications of the Company's finance department.

    27. Review, with the Company's counsel, legal compliance matters including corporate securities trading policies.

    28. Review, with the Company's counsel, any legal matter that could have a significant impact on the Company's financial statements.

    29. Perform any other activities consistent with this Charter, the Company's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

    30. Conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel, accountants, or other to assist it in the conduct of any investigation.

                                                                           PROXY

                              FLANDERS CORPORATION

                          PROXY SOLICITED ON BEHALF OF

                         THE BOARD OF DIRECTORS FOR THE

                       ANNUAL MEETING OF THE SHAREHOLDERS

         This Proxy is solicited on behalf of the Board of Directors which recommends a vote for all nominees and ratification of Grant Thornton, L.L.P. as the Company's independent auditors.

         The undersigned hereby appoints Robert R. Amerson and Steven K. Clark, and each of them, proxies to represent the undersigned with full power of substitution at the Annual Shareholders Meeting of Flanders Corporation, to be held on December 18, 2000, at 10:00 a.m. local time at 2399 26th Avenue North, Saint Petersburg, Florida 33713 and at any and all adjournments thereof.

                           UNLESS OTHERWISE INDICATED

           THIS PROXY WILL BE VOTED FOR EACH PROPOSAL SET FORTH BELOW

1. ELECTION OF DIRECTORS. This proxy will be voted FOR each of the nominees identified in the proxy statement at the Annual Meeting of Shareholders unless authority to vote for one or more nominees is expressly withheld. To withhold authority for one or more individual nominees, cross out the name or names of such persons.

                  |_|      FOR all nominees

                  |_| WITHHOLD AUTHORITY FOR CERTAIN NOMINEES. If you wish to withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below (shares will be voted for nominees whose names are not stricken):

                           Robert R. Amerson                Steven K. Clark
                           L. Allen Hahn                    J. Russell Fleming

                  |_|      WITHHOLD AUTHORITY FOR ALL NOMINEES

2. RATIFICATION OF APPOINTMENT OF GRANT THORNTON, L.L.P. AS THE COMPANY'S INDEPENDENT AUDITORS

                  |_|      FOR         |_|      AGAINST   |_|      ABSTAIN

3. OTHER MATTERS: Unless a line is stricken through this sentence, the proxies herein named may in their discretion vote the shares represented by this Proxy upon such other matters as may properly come before the Annual Meeting.

The shares represented by this Proxy will be voted in the manner directed herein only if this Proxy is properly executed and timely returned. If the undersigned does not specify a choice, the shares will be voted FOR the nominees for director listed hereon, FOR the proposal to ratify the appointment of Grant Thornton, LLP as the company's independent auditors, and in the discretion of the proxies for other matters which may properly come before the meeting.

Dated ________________, 2000.         _________________________________________

                                      _________________________________________
                                      Signature of Shareholder(s)

                                      Note: Signature should agree with the name
                                      on stock  certificates as printed thereon.
                                      Executors,    administrators   and   other
                                      fiduciaries should indicate the capacity in which they are signing

|_|      I plan to personally attend the Annual Meeting of the Shareholders

        PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.
                                   THANK YOU.